Exhibit 10.19

AMENDMENT NO. 1 TO PURCHASE AGREEMENT

THIS AMENDMENT NO. 1 TO PURCHASE AGREEMENT (this “Amendment”) is made as of this 20th day of August, 2019 (the “Amendment Date”), by and between PHIO PHARMACEUTICALS CORP., a Delaware corporation (the “Company”), and LINCOLN PARK CAPITAL FUND, LLC, an Illinois limited liability company (the “Investor” and together with the Company, the “Parties”).

W I T N E S S E T H:

WHEREAS, the Company and the Investor entered into that certain Purchase Agreement, dated August 7, 2019 (the “Purchase Agreement”), for the purchase of up to Ten Million Dollars ($10,000,000) of the Company’s common stock, par value $0.0001 per share; and

WHEREAS, due to a scrivner’s error, each of the Company and the Investor have determined that it is in the best interest of the Parties to amend Section 1(r) and Section 1(mm) of the Purchase Agreement to reflect the intent of the Parties.

NOW, THEREFORE, in consideration of the representations, warranties and mutual covenants set forth herein, sufficiency of which is hereby acknowledged by the Company and the Purchaser as the parties hereto agree as follows:

1.                  Definitions; references; continuation of Purchase Agreement. Unless otherwise specified herein, each term used in this Amendment that is defined in the Purchase Agreement shall have the meaning assigned to such term in the Purchase Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby,” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Purchase Agreement shall refer to the Purchase Agreement as amended by this Amendment. Except as expressly amended in this Amendment, all terms and provisions of the Purchase Agreement shall continue and remain in full force and effect.

2.                  Amendments.

a.                   Amendment to Section 1(r). The Parties desire to amend Section 1(r), entitled “Base Price” and as such, Section 1(r) of the Purchase Agreement is hereby amended and restated and shall read in its entirety as follows:

“Base Price” means a price per Purchase Share equal to the sum of (i) the Signing Market Price and (ii) $0.0431 (subject to adjustment for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction that occurs on or after the date of this Agreement).

b.                  Amendment to Section 1(nn). The Parties desire to amend Section 1(nn), entitled “Signing Market Price” and as such, Section 1(nn) of the Purchase Agreement is hereby amended and restated and shall read in its entirety as follows:

““Signing Market Price” means $0.3891, representing the Nasdaq Official Closing Price on the date of this Agreement, which is calculated as the lower of (i) the most recent the Nasdaq Official Closing Price of the Common Stock on the Nasdaq Capital Market immediately preceding the execution of this Agreement or (ii) the average of the Nasdaq Official Closing Prices of the Common Stock on the Nasdaq Capital Market for the five Business Days immediately preceding the signing of this Agreement.”

3.                  Effect on the Purchase Agreement. The Purchase Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Parties, nor constitute a waiver of any provision of the Purchase Agreement (or an agreement to agree to any future amendment, waiver or consent).

4.                  Governing Law; Dispute Resolution. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois. The Parties agree that the terms set forth in Section 12(a) of the Purchase Agreement shall be applicable to this Amendment and are hereby incorporated herein.

5.                  Entire Agreement. The Transaction Documents, including the Purchase Agreement as amended by this Amendment, together with the, constitute the full and entire understanding and agreement between the Parties with respect to the matters covered herein and therein.

6.                  Counterparts. This Amendment may be executed in counterparts, all of which shall be one, and the same, agreement.

** Signature Page Follows **

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IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Purchase Agreement as of the Amendment Date.

THE COMPANY:

PHIO PHARMACEUTICALS CORP.

By: /s/ Gerrit Dispersyn
Name: Gerrit Dispersyn, Dr. Med. Sc.
Title: President & CEO

INVESTOR:

LINCOLN PARK CAPITAL FUND, LLC
BY: LINCOLN PARK CAPITAL, LLC
BY: ROCKLEDGE CAPITAL CORP.

By: /s/ Josh Scheinfeld
Name: Josh Scheinfeld
Title: President

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